UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Change You Can Count On January 10, 2012

Cautionary Statements
This written and verbal presentation may contain forward-looking statements regarding the outlook for the
Company’s financial results, including net earnings (loss), operating profit (loss), economic conditions, credit availability, product pricing and demand, currency valuation, production rates, interest rates, inventory levels, margins, acquisitions, construction and operation of new facilities and general market conditions. These forward-looking statements generally can generally be identified by words such as “expects,” “anticipates,” “believes,”
“estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statement. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise.
Developments that could impact the Company's expectations include the following: absence of global economic recovery or possible recession relapse; solvency of financial institutions and their ability or willingness to lend; success or failure of governmental efforts to stimulate the economy, including restoring credit availability and confidence in a recovery; continued sovereign debt problems in Greece and other countries within the euro zone and other foreign zones; customer non-compliance with contracts; construction activity or lack thereof; decisions by governments affecting the level of steel imports, including tariffs and duties; litigation claims and settlements; difficulties or delays in the execution of construction contracts resulting in cost overruns or contract disputes; metals pricing over which the Company exerts little influence; increased capacity and product availability from competing steel minimills and other steel suppliers, including import quantities and pricing; execution of cost minimization strategies; ability to retain key executives; court decisions and regulatory rulings; industry consolidation or changes in production capacity or utilization; global factors, including political and military uncertainties; currency fluctuations; interest rate changes;
availability and pricing of raw materials including scrap metal, energy, insurance and supply prices; passage of new, or interpretation of existing, environmental laws and regulations; severe weather, especially in Poland; the pace of overall economic activity, particularly in China; and business disruptions, costs and future events related to the tender offer and proxy contest initiated by Carl C. Icahn and affiliated entities.

Important Additional Information
CMC’s stockholders are strongly advised to carefully read CMC’s solicitation/recommendation statement on Schedule
14D-9, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2011, and any
amendments or supplements thereto. CMC’s solicitation/recommendation statement sets forth the reasons for the recommendation of CMC’s Board of Directors and related information. Free copies of the solicitation/recommendation statement are available at the SEC’s web site at www.sec.gov, or at the CMC web site at
www.cmc.com or by writing to CMC at 6565 N. MacArthur Blvd., Suite 800, Irving, Texas 75039, Attn: Corporate
Secretary.

Agenda • CMC: Global, Low-Cost, Vertically Integrated • The CMC Growth Story • Why Our Team is the Right Team • Why We Rejected Icahn’s Bargain Basement Offer • Conclusion 1

CMC: Global, Low-Cost, Vertically Integrated

Sales by Region

U.S.
Europe
Asia
Australia/NZ
Other

Broad End-Use Markets (Global)

Public Infrastructure
Heavy Commercial
Service Centers
Light Commercial
Agriculture
Residential
Industrial/OEM
Energy
Raw Material
Marketing & Distribution

CMC Recycles, Manufactures, Markets and Distributes Steel
Products and Related Raw Materials
We Are a Global, Low-Cost, Vertically
Integrated Steel Producer
FY 2011 Revenue: $7.9 Billion vs. $6.3 Billion FY 2010
3.7 M tons Captive Scrap Recycling 1.5 M tons Fabricating
4.7 M tons Steelmaking Capacity 1.9 M tons Processing & Distribution
Source: Company internal data

Fabrication Mills
We Operate a Highly Integrated Global
Manufacturing Platform
~40% of Recycling product
is supplied to Mills
Mills supplies ~80% of
Fabrication’s raw materials
Recycling
Electric Arc Furnace Metals Value Chain
Sourcing of low
cost raw materials
Competitive
market sourcing
Efficient high
productivity mills

Distribution
Finished
Marketing & Distribution is an Integral Part
of Our Business
Raw Materials
Our Marketing & Distribution business allows us to leverage
our global partners and develop a deep knowledge of the
supply chain and end use markets
“Marketing/Distribution division is an underappreciated (and undervalued)
asset that gives the company more exposure to global markets.”
Aldo Mazzaferro, Macquarie, November 29, 2011

Note: Permission to use quotations neither sought nor obtained
Semi-finished

Vertical Integration is Important for Electric
Arc Furnace Steel Producers

Company Raw Materials Steel Production
Fabrication,
Marketing and
Distribution
CMC
Arizona Micromill G.A.M. Steel Pty.*
Nucor
Louisiana DRI Facility, David J.
Joseph (scrap)*, Trinidad DRI
Facility
NuMit (JV)*, Magnatrax*, Harris
Steel*
Steel Dynamics
Omnisource (scrap)*, Recycle
South (scrap)*, Mesabi Nugget
The Techs*, CMC Deck and
Joist*, Roanoke Electric*
“CMC’s vertically integrated business model enables the company to capture profits from every step of the value chain in a normal demand environment…”
Brian Yu, Citi, October 17, 2011
Note:  Italicized text represents examples of selected investments/acquisitions made since 2006 and is not meant to be all-inclusive of each company’s operations.  Asterisks used to denote acquisitions. Permission to use quotations neither sought nor obtained

We have a Leading North American
Position
Source:  Public filings, company websites, industry sources, and CMC estimates
North America Recycling (Ferrous Processed)
North America Long Steel
Net tons (millions)
Net tons (millions)
Steel
Dynamics
1.3
CMC Nucor
4.0
Gerdau
4.4
CMC
4.2
2.1
Schnitzer Steel
Dynamics
5.8
Sims
8.9
Nucor
5.0
•
We are a leading supplier of rebar
and other products to the
domestic non-residential
construction industry
•
Our mills are some of the lowest
cost producers in North America
•
We have a nationwide presence,
reducing dependence on any
given geographic region
•
We are among the largest ferrous
and nonferrous scrap recyclers in
North America
•
We are a leading fabricator of
rebar product

Complemented by Enhanced
International Presence
Source: Public filings, company websites, industry sources, and CMC estimates
1 Revenue from continuing operations for fiscal year ended August 31, 2011
Poland Steel Production (Long Products)
Net tons (millions)
Australian Steel Distribution
Net tons (millions)
Celsa CMC
Poland
Arcelor
Mittal
CMC
Australia
Bluescope Onesteel
•
Our international operations, begun
over 80 years ago, represent 45% of
our total revenues¹
•
We are the largest long products
producer in
Poland,
well-positioned
to capitalize on the country’s
construction boom
– Poland’s real GDP is forecast to be 200bps+
higher than across the rest of Europe
•
Our International Marketing &
Distribution business provides
valuable insights to physical flows and
demand around the world
– Consistently profitable segment

The CMC Growth Story

Executing Our Plan:
The Board’s Near-Term Priorities
•
Leverage Strategic Investments
–
World-class, low-cost micromill in Arizona
–
Market-leading platform in Poland
•
Optimize Product Mix Across the Portfolio
–
Focusing on highest value-added products
•
Drive substantial cost reductions to improve our competitive position
–
Exit from Croatia mill and unprofitable fabricating locations
“The company is clearly taking more dramatic actions in an otherwise challenging environment in an effort to increase shareholder value”
Brent Thielman, D.A. Davidson & Co, October 10, 2011
The Board is focused on positioning CMC to fully capture the benefits of the anticipated recovery
Source:  Company filings and investor presentations
Note:  Permission to use quotations neither sought nor obtained

The Board has Put the Right Team on the Field
Joe Alvarado President & Chief Executive Officer
–
Formerly President of U.S. Tubular Products, a division of U.S. Steel
–
Previously President of Lone Star Technologies
–
Joined CMC as Executive Vice President and Chief Operating Officer in April
2010
–
Appointed Chief Executive Officer of CMC in September 2011
–
Member of Board of Directors of Spectra Energy
Barbara Smith  Senior Vice President & Chief Financial Officer
–
Third public company CFO role (prior positions at Gerdau Ameristeel and FARO
Technologies, Inc.)
–
24 years of experience with Alcoa
–
Member of the Board of Directors of Minerals Technologies, Inc.
–
Joined CMC as Senior Vice President and Chief Financial Officer in June 2011
“Both CEO and CFO … were external hires and are strong additions to
CMC’s management team”
Kuni Chen, CRT Capital, June 7, 2011
More than half of CMC's senior team is new to their current role in the last two years

Note: Permission to use quotations neither sought nor obtained

2Q FY 2010
3Q FY 2010
4Q FY 2010
1Q FY 2011
2Q FY 2011
3Q FY 2011
4Q FY 2011
1Q FY 2012...

We Have Taken – and Continue to Take –
Decisive Action
Barbara Smith
becomes CFO
Joe Alvarado
becomes CEO
Joe Alvarado
appointed COO
Commissioned new
mill in Poland
Reduced global
salaried headcount
by 300
Arizona mill hit name
plate capacity
Announced closure
of 5 rebar plants
Announced closure of
Sisak facility in Croatia
IT  headcount
Rationalization
“We view the recent restructuring efforts by the new CEO and CFO positively.”
Michael Gambardella, JP Morgan, October 31, 2011
Expert technical
delegation to
Croatia

Note: Permission to use quotations neither sought nor obtained
Writedown of Deck
& Joist business
~$200mm

These Actions have Already Begun to Yield
Positive Results
Recent Action
Expected
Run-Rate EBITDA Impact
Closed Croatia operation ~$16 million
Closed 5 rebar and 8 CRP locations ~$10 million
Global Operations & IT Headcount Reductions ~$7 million
Total Expected EBITDA Benefit of Actions Taken ~$33 million
“The decision to exit Sisak is positive and consistent with our view that new management will take aggressive action to streamline the
Company, reduce costs, and exit noncore businesses”
Kuni Chen, CRT Capital, July 7, 2011

Note: Expected EBITDA benefit of actions taken by end of fiscal year 2012
Permission to use quotations neither sought nor obtained.

We Continue to Strategically Invest in
Our North American Businesses
•
In 2008/9 we invested $155mm in a state of the art, ultra
low-cost micro mill in Arizona
–
The mill is globally cost competitive and is well positioned to benefit from recovery in construction in the Southwestern U.S.
•
In 2010/11 we implemented SAP across our U.S. platform
–
Provides a foundation to improve efficiency, reduce overhead and provide business intelligence
•
Increased low cost recycling capacity provides for internal
consumption and external sales
–
Capital expenditures are expected to be approximately $25mm
•
By investing in world class capacity and core infrastructure through the downturn, we have enhanced performance in
the current environment and are positioning CMC to capture
the benefits of the anticipated recovery

While Actively Developing Our Most
Attractive International Opportunities
•
We are the largest long products steel producer in Poland
–
Minimill capacity 1.9 million tons
–
Main products are rebar, wire rod and merchants
–
Goal is 70% domestic and 30% export sales
–
We continue to evolve the mix in Poland toward higher margin products
•
Acquisition of G.A.M. Steel Pty. in Australia in June 2011
•
Appointed Patrick Seil as President, CMC Asia, in September 2011
–
Former CEO positions at Oriental Steel Pipe and HG Metal Manufacturing
–
Held management positions at TradeARBED, Arcelor, and ArcelorMittal since 1991

1 Source:  Public filings, company websites and investor presentations, industry sources, and CMC estimates
1

Management’s Strategy is Bearing Fruit
Ahead of a Cyclical Recovery

Note:  See attached reconciliations of non-GAAP measures
$ 5,538
$ 5,361
$ 5,873
$ 6,277
$ 6,659
$ 7,123
$ 7,427
$ 7,863
$ 8,075
$ 157
$ 40
$ 44
$ 78
$ 133
$ 227
$ 280
$ 291
$ 293
Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12
LTM Revenue from Continuing Operations
LTM Adjusted EBITDA from Continuing Operations excl. Restructuring Charges

Our Strategy is Delivering Shareholder Value
in Advance of a Cyclical Recovery

•
Reported $107.7 million in net income for 1Q12
•
Generated $38 million cash from operations in 1Q12
•
Declared our regular dividend for the 189th straight quarter in
January 2012
•
Substantially completed our plan to wind down operations in
Croatia
•
Completed our plan to adjust our fabricating cost structure with improved competitive and financial performance in this segment
•
Commissioned two new shredders in December 2011, as a part of our strategy to grow this profitable segment
•
Largely completed actions to reduce the overhead structure,
which we expect will result in run rate savings of approximately
$33 per year

$0.20
122%
$0.09
Wall Street Estimates
Actual Result[1]

$0.45
(46)%
$0.25
Wall Street Estimates
Company Guidance

$0.53
(59)%
$0.22
Wall Street Estimates
Company Guidance

$0.17
(41)%
$0.10
Wall Street Estimates
Company Guidance

Our Performance Compares Favorably to That
of Our Competitors
Nucor
4Q FY11
Schnitzer
1Q FY12
Steel Dynamics
4Q FY11
Note:  Median company guidance for fiscal year end based on range provided in companies’ press releases and only includes companies that provided EPS guidance.  Median Wall Street Estimates as per IBES are  as of 1 day prior to press release containing guidance
1 EPS from continuing operations excludes a GAAP tax benefit of $102 million ($0.87 per share) based on a share count of 116.5 million, related to the Company’s Croatian investment, which the Company announced it is exiting
Most Recent Quarter EPS Excluding One-Time Items
CMC
1Q FY12

Wall Street Analysts Recognize Our Superior
Growth Prospects
2011A-2013E Median Wall Street Estimated EBITDA CAGR

Note:  Financials calendarized to August 31 year end. Median Wall Street Estimates  from IBES as of December
30, 2011.
11.2%
16.5%
26.3%
34.6%
43.8% 43.8%
Schnitzer Steel Dynamics Nucor U.S. Steel AK Steel CMC

Why Our Team is the Right Team

Our Board is Independent & Highly Qualified
Of our ten continuing directors:
•
5 have been appointed in the last two years
•
9 have financial or operational experience in metals and/or
construction industries
•
9 have CEO or CFO-level experience
•
All but the CEO are independent
•
All have experience on other public company boards
•
All are highly qualified

We Have Added 4 Highly Qualified
Independent Directors Since 2010
Richard Kelson
Rick Mills
Sarah Raiss
Joined: January 1, 2012
• Former Corporate Vice-President
and President of Components
Group of Cummins, Inc.
• Director of Flowserve Corporation
• Former Director of Gerdau
Ameristeel and Rohm & Haas
Company
Joined: 2011
• Former Executive Vice President
Corporate Services, TransCanada
Corporation
• Director of Shoppers Drug Mart
Corporation and Business
Development Bank of Canada
• Former service on the Advisory
Committee on Senior Level
Retention and Compensation for
the Treasury Board of Canada
Rhys Best

Joined: 2010
• Former Chairman of the Board
of Directors, President and CEO
of Lone Star Technologies, Inc.
• Chairman of Crosstex Energy, L.P.
• Director of Trinity Industries, Inc.
and Cabot Oil & Gas Corporation
Joined: 2010
• Chairman, President and CEO
of ServCo, LLC
• Former EVP and CFO of Alcoa,
Inc.
• Director of MeadWestvaco
Corporation, PNC Financial
Services Group, Inc.

Our Nominees Are
The Right Team to Lead CMC
Harold L. Adams  Director (Independent)
• Mr. Adams served as the Chairman, President and CEO of an international architecture firm
• Extensive experience in the construction industry
• Prior experience on several other public company boards
Joseph Alvarado Chief Executive Officer
• Mr. Alvarado has extensive steel industry experience
• Previously served as President of U.S. Steel Tubular Products, Inc., a division of U.S. Steel, and as
President and COO of its predecessor, Lone Star Technologies
• Member of the Board of Directors of Spectra Energy
• Experience on other boards, both public and private
Anthony Massaro Non-Executive Chairman of the Board (Independent)
• Mr. Massaro brings extensive engineering and general industrial experience
• Extensive senior-level experience at Westinghouse
• Experience on several  public company boards
• Previously served as CEO of Lincoln Electric

Icahn Has Stated Publicly That He Will Direct His
Deputies to Advance His Self-Interested Agenda
George Hebard
• Currently a Managing Director at Icahn Capital
• First started working for Carl Icahn in 1998
Steve Mongillo
• Until earlier this year, a Director of American Railcar Industries, an Icahn-controlled entity in which
Icahn serves as Chairman
• Until earlier this year, a Director of WestPoint International, an Icahn-controlled entity
• Until earlier this year, a Managing Director at Icahn Capital
• Affiliated with Carl Icahn for more than 3 years
James Unger
• Vice Chairman, Director and former CEO of American Railcar Industries, in which Icahn serves as
Chairman
• Former Director, President, Senior Vice President and CFO of ACF Industries (1984-2005), an Icahn-
controlled entity and during the 1980’s one of Icahn’s principal vehicles for his investments in other companies
• Served as an officer or director of numerous other companies which were either controlled by Icahn or in which Icahn had an interest through the ownership of securities
• Affiliated with Carl Icahn for more than two decades

We Believe That Icahn’s Nominees Cannot
Be Seated Under Federal Law
Under Section 8 of the Clayton Act:
• Individuals (directly or through their agents) are prohibited from simultaneously serving on the boards of companies which compete with each other
• Icahn owns or controls PSC Metals, which competes with CMC, and has proposed nominees who are Icahn insiders
• CMC believes that the proposed nominees’ close relationship with
Icahn raises a serious question as to whether their election would violate the federal antitrust laws
• If Icahn’s agenda was not self-interested, we believe he would have nominated truly independent candidates
We believe that none of these three directors could legally serve on CMC’s Board

✓	✓	✓	✗	✗	✗
	✓	✓	✓	✓	✗	✗
	✓	✓	✓	✗	✗	✗
	✓	✗	✓	✗	✗	✗

Our Slate of Nominees is Superior
CMC Nominees Icahn Nominees
Adams Alvarado Massaro Unger Mongillo Hebard
Public Board
Experience¹
CEO-Level
Experience
Relevant
Industry
Experience
Independent
1  Excludes companies controlled by Icahn or companies in which Icahn had a significant interest

Why We Rejected Icahn’s Bargain Basement Offer

“An opportunistic bid from Icahn”
Brian Yu, Citi, November 28, 2011
• $15.00 per share in cash
– A significant discount of 17.1% to CMC’s 52-week high of $18.09
– No premium to CMC’s share price of $15.03 as recently as May 19, 2011
– A miniscule premium of 3.9% to CMC’s one-year average price of $14.43
• If successful, Icahn intends to combine CMC with PSC Metals, a subsidiary of Icahn Enterprises LP
• Offer conditioned on
– Removal of shareholder rights plan;
– Waiver of Delaware 203 condition;
– At least 40.1% of outstanding shares tendered; and
– Eleven other conditions
• Offer will remain open until midnight (EST) January 10, 2012 (unless extended at the offeror’s option)

Note:  Permission to use quotations neither sought nor obtained

Icahn is Trying to Get a Bargain at the Expense
of CMC’s Other Shareholders
“Why would you want to pay full price for something? The whole idea is to buy a bargain”
Charles Bradford, Bradford Research, December 11, 2011
“I agree with management in thinking that the bid is
opportunistic and is at a weaker part of the cycle.”
Arun Viswanathan, Susquehanna International, December 6, 2011
“Carl Icahn is probably investing in CMC because he believes it is a cyclical business at a good part of the cycle”
Kenneth Squire, Barron’s, August 13, 2011
“[We] acquired the Shares in the belief that the Shares were undervalued at current levels [$14.34]”
Schedule 13D filed by the Icahn Group on July 28, 2011

Note:  Permission to use quotations neither sought nor obtained

Icahn’s
Proposal came
after a 15% dip
in CMC’s stock,
to create the
illusion of a
meaningful
premium
Icahn’s Offer was Timed to Create the Illusion
of a Meaningful Premium

Note:  As of November 25, 2011, the trading day before Icahn’s proposal
$11.45
$7.00
$9.00
$11.00
$13.00
$15.00
$17.00
$19.00
Nov-2009 Mar-2010 Jul-2010 Nov-2010 Mar-2011 Jul-2011 Nov-2011
1 Year Average $14.43
$15.00 Offer Price
3.9%
Premium

5.2 x
7.2 x
6.1 x
5.6 x
4.8 x
4.8 x
CMC @ $15 AK Steel¹ U.S. Steel¹ Nucor Schnitzer Steel Dynamics
Icahn’s Offer Is Very Low, Based on the
Implied Multiple of EBITDA
2013E EV/EBITDA
“Once the cycle in this industry rebounds, Commercial Metals will not only benefit from increased EBITDA, but also might get a higher valuation multiple on its EBITDA”
Kenneth Squire, Barron’s, August 15, 2011

Source:  CapIQ, IBES median estimates and market data as at December 30, 2011
Note:  Permission to use quotations neither sought nor obtained
1 Adjusted to exclude the effects of pension and OPEB liabilities

U.S. Non-Residential Construction year-over-year Change[1]
Projected U.S. Non-Residential Construction year-over-year Change[2]
CMC Annual Adjusted EBITDA from Continuing Operations excl. restructuring charges ($ millions)[3]
Wall Street Consensus ($ millions)[4]

CMC’s Financial Performance is Closely
Related to Non-Residential Construction
1 Source:  U.S. Census Bureau
2 Source:  McGraw-Hill Construction Research and Analytics, November 28, 2011
3 Source:  Company filings
4 Source:  Wall Street median estimates  from IBES as of December 30, 2011
Note:  All data calendarized to August 31 year end. Refer to Reconciliation.  See attached reconciliations of non-
GAAP measures

2%
6%
11%
16%
15%
(2)%
(17)%
(5)%
(1)%
17%
32%
$299
$527
$650
$637
$564
$279
$78
$291
$ 409
$ 543
$ 633
2004 2005 2006 2007 2008 2009 2010 2011 2012E 2013E 2014E

500%
400%
300%
200%
100%
0%
Indexed Price
Non-Residential Construction
CMC
Peer Index
3%
7%
13%
339%
267%
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Non-Residential Construction year-over-year Change
2004
2005
2006

“[T]he most important catalysts we see for the shares outside of company specific events and earnings are forward looking indicators for construction activity (most notably ABI) and overall U.S. and global economic growth”
Luke Folta, Jefferies, July 8, 2011
During Periods of Non-Residential Construction
Growth, CMC has Historically Outperformed
Source:  Bloomberg, Census Bureau
Note:  Peer Index is an average of the share performance of U.S. steel industry peers (AK Steel, Nucor, Schnitzer,
Steel Dynamics, U.S. Steel).  Permission to use quotations neither sought nor obtained

1,600
1,400
1,200
1,000
800
600
400
200
0
CAGR = 19%
644
752
992
1,236
1,312
CY 2012E
CY 2013E
CY 2014E
CY 2015E
CY 2016E
U.S. Non-Residential Contruction (Square Feet In Millions)

Construction Activity is Expected to Grow Significantly Now is Precisely the Wrong Time to Sell CMC Source: McGraw-Hill Construction Research and Analytics, November 28, 2011 S 34

Conclusion

We believe:
•
CMC is executing on a plan that is already delivering value to shareholders
– The Board has put in place the right executive management team, with demonstrated experience
– CMC is poised to capture further value in an up-cycle in the company’s end markets
– Recent results demonstrate progress on our plan
•
Icahn’s bid is opportunistic in every way
– Opportunistically timed to take advantage of a temporary decline in the stock price of the Company and its U.S. steel industry peers
– Opportunistically timed to capture the benefits of management’s strategic plan that are in the early stages of being realized
•
Icahn’s nominees and proposals are designed to facilitate his acquisition of control of CMC without paying an appropriate premium
CMC has the Right Team for Shareholders –
Change You Can Count On
Vote for CMC’s WHITE card – our team is the right team

Note:  U.S. steel industry peers include AK Steel, Nucor, Schnitzer, Steel Dynamics and U.S. Steel

Appendix

Regulation G Reconciliation - Annual
Fiscal Year 2004 2005 2006 2007 2008 2009 2010 2011
Net earnings (loss) $ 132 $ 286 $ 356 $ 355 $ 232 $ 21 $ (205) $ (130)
Net earnings (loss)
from discontinued operations
(4) 13 2 25 (36) (21) (106) (149)
Net earnings (loss)
from continuing operations
$ 136 $ 273 $ 354 $ 330 $ 268 $ 42 $ (100) $ 19
Interest Expense 28 30 28 36 56 77 74 70
Income taxes (benefit) 67 150 185 172 115 8 (62) 19
D&A and Impairment 68 74 83 100 124 152 165 178
Consolidated Adjusted EBITDA
from Continuing Operations
$ 299 $ 527 $ 650 $ 637 $ 564 $ 279 $ 78 $ 286
Restructuring Charges from
Continuing Operations:
Severance
- - - - - - -
5
Adjusted EBITDA from
Continuing Operations
excl. restructuring charges
$ 299 $ 527 $ 650 $ 637 $ 564 $ 279 $ 78 $ 291
Revenue from Continuing
Operations
$ 4,376 $ 5,962 $ 6,814 $ 7,881 $ 9,837 $ 6,364 $ 6,277 $ 7,863
Note:  The Company believes the above adjusted EBITDA computations help investors assess the Company’s operating performance without the impact of depreciation, amortization and restructuring charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our Adjusted EBITDA metric may be different from similar metrics provided by other companies. Quarterly numbers may not add to full-year numbers due to rounding

Regulation G Reconciliation - Quarterly

Note:  The Company believes the above adjusted EBITDA computations help investors assess the Company’s operating performance without the impact of depreciation, amortization and restructuring charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our Adjusted
EBITDA metric may be different from similar metrics provided by other companies
Fiscal Quarter
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Net earnings (loss) $ 62 $ (35) $ (13) $ 7 $ (31) $ (173) $ (9) $ 8 $ 1 $ (46) $ 36 $ (120) $ 108
Net earnings (loss) from
Discontinued Operations
6 (7) (4) (17) (8) (80) (10) (7) (14) (12) (8) (114) (17)
Net earnings (loss)  from
Continuing Operations
$ 56 $ (28) $ (9) $ 24 $ (23) $ (93) $ 1 $ 15 $ 15 $ (34) $ 45 $ (6) $ 125
Interest Expense 26 18 19 15 19 20 18 17 18 18 18 16 16
Income taxes (benefit) 25 10 14 (41) (14) (50) 4 (2) 7 (13) 15 11 (95)
D&A and Impairment 38 34 35 44 41 40 39 45 39 40 38 61 35
Consolidated Adjusted
EBITDA from Continuing
Operations
$ 145 $ 34 $ 58 $ 42 $ 23 $ (83) $ 62 $ 75 $ 79 $ 10 $ 115 $ 82 $ 81
Restructuring Charges
from Continuing
Operations:
Severance - - - - - - - - - - - 5 -
Adjusted EBITDA from
Continuing Operations
excl. restructuring charges
$ 145 $ 34 $ 58 $ 42 $ 23 $ (83) $ 62 $ 75 $ 79 $ 10 $ 115 $ 87 $ 81
Revenue from Continuing
Operations
$ 2,219 $ 1,494 $ 1,247 $ 1,404 $ 1,393 $ 1,317 $ 1,759 $ 1,808 $ 1,775 $ 1,782 $ 2,063 $ 2,244 $ 1,987

Regulation G Reconciliation - LTM

Note: The Company believes the above adjusted EBITDA computations help investors assess the Company’s operating performance without the impact of depreciation, amortization and restructuring charges.  Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our Adjusted
EBITDA metric may be different from similar metrics provided by other companies
LTM as of Fiscal Quarter Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Net earnings (loss) $(72) $(210) $(206) $(205) $(173) $(46) $(1) $(130) $(23)
Net earnings (loss) from
Discontinued Operations
(35) (109) (115) (106) (112) (43) (41) (149) (152)
Net earnings (loss)  from
Continuing Operations
$(37) $(102) $(91) $(100) $(62) $(3) $40 $19 $129
Interest Expense 71 73 72 74 73 71 71 70 68
Income taxes (benefit) (31) (91) (101) (62) (41) (4) 7 19 (83)
D&A and Impairment 155 160 164 165 164 164 162 178 173
Consolidated Adjusted
EBITDA from Continuing
Operations
$157 $40 $44 $78 $133 $227 $280 $286 $288
Restructuring Charges from
Continuing Operations:
Severance - - - - - - - 5 5
Adjusted EBITDA from
Continuing Operations
excl. restructuring charges
$157 $40 $44 $78 $133 $227 $280 $291 $293
Revenue from Continuing
Operations
$5,538 $5,361 $5,873 $6,277 $6,659 $7,123 $7,427 $7,863 $8,075

Regulation G Reconciliation - EPS
($ per diluted share) 1Q Fiscal Year 2012
Reported net earnings $0.93
Net earnings (loss) from discontinued operations (0.14)
Net earnings from continuing operations $1.07
Tax benefit¹ 0.87
Net earnings from continuing operations excluding tax benefit $0.20
Note: The Company believes the above net earnings per share from continuing operations excluding tax benefit computation helps investors assess the Company’s operating performance without the impact of net tax benefits.
Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted that our net earnings per share from continuing operations excluding tax benefit computation metric may be calculated differently from similar metrics provided by other companies
1 Tax benefit related to ordinary worthless stock and bad debt deduction from the company’s investment in the
Croatian subsidiary

CORPORATE OFFICE
6565 N. MacArthur Blvd
Suite 800
Irving, TX  75039
Phone:  (214) 689.4300
INVESTOR RELATIONS
Phone:  (972) 308.5349
Fax:  (214) 689.4326
IR@cmc.com
MACKENZIE PARTNERS, INC.
105 Madison Ave
New York, NY 10016
Phone:  (212) 929-5500
proxy@mackenziepartners.com
tenderoffer@mackenziepartners.com
SARD VERBINNEN & CO.
630 Third Ave
Level 9
New York, NY 10017
Phone:  (212) 687-8080